Prior to October 12, 2017, filings for Class Y of VP Capital Appreciation were made under series identifier S000058992 and class identifier C000193522. Beginning October 12, 2017, filings for Class Y of VP Capital Appreciation will be made under series identifier S000006710 and class identifier C000196865.